                                                               EXHIBIT 10.10(iv)

        [INDICATED PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                     A REQUEST FOR CONFIDENTIAL TREATMENT]

                             AMENDMENT OF AGREEMENT
                                     BETWEEN
                    BMW (SOUTH AFRICA) (PROPRIETARY) LIMITED
                       (HEREINAFTER REFERRED TO AS "BMW")
                                       AND
                          NAVIGATION TECHNOLOGIES B.V.
                     (HEREINAFTER REFERRED TO AS "NAVTECH")

WHEREAS BMW and NAVTECH entered into an Agreement ("Agreement") that commenced on June 1, 1999, relating to the development of navigation databases for South Africa and the supply of Products based on the same to BMW for use in BMW navigation systems:

AND WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein:

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1. Definitions. All terms and/or definitions used in this amendment are as defined in the Agreement unless otherwise specified herein.

2.       [redacted]

3.       [redacted]

4. Database Updating. Clause 3.5 of the Agreement is hereby, amended to read as follows:

         3.5      DATABASE UPDATING

                  3.5.1 Following BMW's approval of the Phase 2 Database, (redacted)

                           3.5.1.1 [redacted]

                           3.5.1.2 [redacted]

                           3.5.1.3 [redacted]

                  3.5.2 NAVTECH shall supply Products based on any such updated Databases to BMW as ordered by BMW pursuant to Clause 3.6.

                  3.5.3 Save for payment for Products as contemplated in Clause 3.6, no other fees shall be payable to NavTech by BMW for such Database Updating, unless agreed to in writing by BMW.
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                  3.5.4    BMW shall be entitled to test and approve each
                           updated Database in accordance with the Acceptance Testing procedure contemplated in clause 3.4. In the event of BMW failing to conduct such tests in respect of an update, BMW shall be precluded from rejecting the update.

                  3.5.5    [redacted]

                  3.5.6 For each Product ordered by BMW based on [redacted] BMW shall pay NAVTECH the Per-Copy License
                           Fees contemplated in the revised clause 3.6.2.2.1 as set out herein.

5. Per-Copy License Fees. Clause 3.6.2.2.1 of the Agreement is hereby amended to read as follows:


         "3.6.2.2.1        [redacted]

6.       [redacted]

         6.1 Clause 3.6.2.2.3 of the agreement is hereby amended to read as follows:

                  [redacted]

                  3.6.2.2.3.1 [redacted]

                  3.6.2.2.3.2 [redacted]

         6.2      Clause 3.6.2.3 is hereby deleted.

         6.3 Clause 3.6.2.7 of the Agreement is amended by deleting [redacted] and replacing it with [redacted].

6.3 Amendment of Clause 3.6.4 Clause 3.6.4 is hereby amended to read as follows:


                 "3.6.4 [redacted]

         6.4    Clauses 3.6.4.1 and 3.6.4.2 and 3.6.4.3 are hereby deleted.

7.       Third Party Licensing. [redacted]


8. License. Clause 5.1 of the Agreement is hereby amended by replacing the phrase "... supplied by NAVTECH in Phases l-3 for testing..." with the phrase "... supplied by NAVTECH in Phases 1 and 2 as well as [redacted] for testing...".

9. Termination. Clause 11.2 of the Agreement is amended by deleting the phrase "Upon completion of Phase 3,. . ." and replacing it "Upon completion of [redacted] ...".

10. BMW and NAVTECH agree that all other terms and conditions of the Agreement will remain in operation and shall be complied with.


THUS DONE and SIGNED at............MIDRAND.................... on this....
15..day of October 2001.



                                              /s/ Franz Heinrich Schafer
                                        ----------------------------------------
                                        on behalf of BMW (SA) (PTY) LIMITED


                                        Franz Heinrich Schafer
                                        ----------------------------------------
                                        Name


                                        General Manager Corporate Planning
                                        ----------------------------------------
                                        Title


THUS DONE and SIGNED at....BEST...............on this 1st day, of November
2001.


                                                 /s/ C.L. Peters
                                        ----------------------------------------
                                        on behalf of NAVTECH B.V.

                                                    C.L. Peters
                                        ----------------------------------------
                                        Name

                                                  VP Finance Europe
                                        ----------------------------------------
                                        Title

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